UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2024

Karuna Therapeutics, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38958	27-0605902
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

99 High Street, Floor 26
Boston, Massachusetts		02110
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 857 449-2244

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	KRTX	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously announced, on December 22, 2023, Karuna Therapeutics, Inc., a Delaware corporation (“Karuna”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Bristol-Myers Squibb Company, a Delaware corporation ( “Bristol-Myers Squibb”), and Miramar Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Bristol-Myers Squibb (“Merger Sub”), providing for the merger of Merger Sub with and into Karuna (the “Merger”), with Karuna surviving the Merger as a wholly owned subsidiary of Bristol-Myers Squibb.

As previously disclosed in Karuna’s definitive proxy statement dated February 5, 2024, both Karuna and Bristol-Myers Squibb filed notifications with the Antitrust Division of the Department of Justice (the “Antitrust Division”) and the Federal Trade Commission (the “FTC”) pursuant to the Hart-Scott-Rodino Antitrust Improvement Act of 1976 (the “HSR Act”) on January 9, 2024. On February 2, 2024, Bristol-Myers Squibb, in consultation with Karuna, voluntarily withdrew its notification with the Antitrust Division and the FTC, effective as of February 8, 2024, in order to provide the Antitrust Division and the FTC with additional time to review the Merger. Bristol-Myers Squibb then refiled its notification with the Antitrust Division and the FTC on February 12, 2024. Accordingly, the waiting period under the HSR Act with respect to the Merger expired at 11:59 p.m. Eastern Time on March 13, 2024.

The termination of the waiting period under the HSR Act with respect to the Merger satisfies one of the conditions to the closing of the Merger. On March 12, 2024, Karuna’s stockholders voted to adopt the Merger Agreement at a special meeting of stockholders held by Karuna. The Merger is expected to close as early as March 18, 2024, subject to satisfaction or waiver of the remaining closing conditions.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “will,” “would” or the negative or plural of these words or similar expressions or variations. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Such forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements. These factors include, among others: completion of the proposed transaction being subject to various risks and uncertainties related to, among other things, its terms, timing, structure, benefits, costs and completion; the receipt of certain regulatory approvals, to the extent required, and the timing and conditions for such approvals; the stock price of Karuna prior to the consummation of the proposed transaction; the satisfaction of the closing conditions to the proposed transaction; Karuna’s limited operating history; Karuna’s ability to obtain necessary funding; Karuna’s ability to generate positive clinical trial results for Karuna’s product candidates; risks inherent in clinical development; the timing and scope of regulatory approvals; changes in laws and regulations to which Karuna is subject; competitive pressures; Karuna’s ability to identify additional product candidates; risks relating to business interruptions; and other risks set forth under the heading “Risk Factors,” in each of Karuna’s and Bristol-Myers Squibb’s Annual Report on Form 10-K for the year ended December 31, 2023 and in each company’s subsequent filings with the Securities and Exchange Commission. You should not rely upon forward-looking statements as predictions of future events. Furthermore, such forward-looking statements speak only as of the date of this report. Actual results could differ materially from the results described in or implied by such forward looking statements. Forward-looking statements speak only as of the date hereof, and, except as required by law, Karuna undertakes no obligation to update or revise these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KARUNA THERAPEUTICS, INC.

Date: March 14, 2024	By:	/s/ Mia Kelley
Mia Kelley
General Counsel and Secretary